OPPENHEIMER QUEST GROWTH & INCOME VALUE FUND
Supplement Dated January 5, 1996 to the
Prospectus dated November 24, 1995

The following changes are made to the Prospectus:

The name "Oppenheimer Management Corporation" is changed to "OppenheimerFunds, Inc." in "Expenses - Annual Fund Operating Expenses," "A Brief Overview of the Fund - Who Manages The Fund," Footnote 1 to the Financial Highlights table and the back cover page of the Prospectus. The name "Oppenheimer Funds Distributor, Inc." is changed to "OppenheimerFunds Distributor, Inc." in "How the Fund is Managed - The Distributor," "How to Buy Shares - Buying Shares Through the Distributor" and the back cover page of the Prospectus. The name "Oppenheimer Shareholder Services" is changed to "OppenheimerFunds Services" on the front and back cover pages of the Prospectus, in "How the Fund is Managed - the Transfer Agent" and in "How to Sell Shares - Selling Shares by Mail."

January 5, 1996